KPMG Peat Marwick LLP

      Two Central Park Plaza                        233 South 13th Street
      Suite 1501                                    Suite 1600
      Omaha, NE  68101                              Lincoln, NE
      Telephone 402 348-1450                        Telephone 402 476-1216
      Telefax 402 348-0152                          Telefax 402 476-1944



                              ACCOUNTANTS' CONSENT



The Board of Directors
InaCom Corp.:


We consent to the use of our reports incorporated herein by reference and to the reference to our Firm under the heading
"Experts" in the Prospectus.

                                             KPMG Peat Marwick LLP


                                         /s/ KPMG Peat Marwick LLP
Omaha, Nebraska

September 9, 1996

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